UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2014
Commission File Number: 001-36261
CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On September 8, 2014, CHC Group Ltd. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2015, which ended July 31, 2014. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 9, 2014, the Company will conduct a properly noticed conference call to discuss its results of operations for the first quarter ended July 31, 2014 and to answer questions raised by the call’s participants. The conference call will be held on September 9, 2014 at 8 a.m. (Eastern Time) and can be accessed via www.chc.ca/presentations. Analysts wishing to participate in the call are invited to dial into and register for the call at (877) 407-0778 or (201) 689-8565, using Conference ID 13589097.

Participants are encouraged to dial in 15 minutes before the start of the conference call to secure a line. To view a webcast of the slides, please visit the Investor Relations section of the Company’s website at www.chc.ca/presentations. An archived replay of the conference call will be available at the Investor Relations section of the Company’s website at www.chc.ca/presentations.

The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Cautionary Note on Forward Looking Statements:
This Current Report on Form 8-K and the press release attached as Exhibit 99.1 hereto contain forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and other applicable securities legislation. All statements, other than statements of historical fact included in this Current Report on Form 8-K and the press release attached as Exhibit 99.1 hereto, regarding our strategy, future operations, projections, conclusions, forecasts, progress towards meeting full fiscal year 2015 targets and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to, the following: competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, political, economical, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release announcing CHC Group Ltd.’s First Quarter Financial Results, dated September 8, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHC Group Ltd.

By:	/s/ Russ Hill Russ Hill Authorized Signatory

Date: September 8, 2014